                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported):  July 2, 1999


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
             (Exact name of registrant as specified in its charter)

             Commission File Number: 1934 Act File Number: 1-13174


                    Maryland                          54-1681655
         (State of other jurisdiction of           (I.R.S. Employer
         incorporation or organization)           Identification No.)

                 2345 Crystal Drive                     22202
                  Crystal City, VA                   (Zip Code)
                (Address of principal
                  executive offices)

       Registrant's telephone number including area code: (703) 920-8500

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

The following pro forma financial information is included as a first amendment to the Form 8-K dated July 2, 1999 and filed on July 16, 1999 for Charles E. Smith Residential Realty, Inc.

(A)  Pro forma financial information beginning at page F-2

(B)  Historical financial information (Countryside) beginning at page F-7

(C)  Historical financial information (Somerset) beginning at page F-10

(D)  Historical financial information (Consulate) beginning at page F-13

(E)  Exhibits

     99.4  Consent of Independent Public Accountants dated September 14, 1999

     99.5  Consent of Independent Public Accountants dated September 14, 1999

     99.6  Consent of Independent Auditors dated September 16, 1999

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 16th day of September 1999.


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.


                                 By:  /s/ W.D. Minami
                                      ------------------------------------------
                                      W.D. Minami
                                      Senior Vice President and Chief Financial
                                      Officer of the Registrant



                                      /s/ Steven E. Gulley
                                      ------------------------------------------
                                      Steven E. Gulley
                                      Chief Accounting Officer of the Registrant

            INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION

                                                                     Page
                                                                     ----
CHARLES E. SMITH RESIDENTIAL REALTY, INC.

Pro Forma (Unaudited) Consolidated Balance Sheet
   as of June 30, 1999                                                F-3

Pro Forma (Unaudited) Consolidated Statement of
   Operations for the six months ended June 30, 1999                  F-4

Pro Forma (Unaudited) Consolidated Statement of
   Operations for the year ended December 31, 1998                    F-5

Notes and Management's Assumptions to Unaudited Pro Forma
   Consolidated Financial Information                                 F-6


ACQUISITION PROPERTIES

Report of Independent Public Accountants - Countryside                F-7

Statements of Revenues and Certain Expenses of
   Countryside for the six months ended June 30, 1999
   (Unaudited) and the year ended December 31, 1998.                  F-8

Notes to Statements of Revenues and Certain Expenses
   of Countryside for the six months ended
   June 30, 1999 (Unaudited) and for the year
   ended December 31, 1998.                                           F-9

Report of Independent Public Accountants - Somerset                   F-10

Statements of Revenues and Certain Expenses of
   Somerset for the six months ended June 30, 1999
   (Unaudited) and for the year ended December 31, 1998.              F-11

Notes to Statements of Revenues and Certain Expenses
   of Somerset for the six months ended June 30, 1999
   (Unaudited) and for the year ended December 31, 1998.              F-12

Statement of Revenues and Certain Expenses of
   Consulate for the six months ended June 30, 1999
   (Unaudited).                                                       F-13

Report of Independent Public Accountants-2900
   Van Ness Associates [Consulate].                                   F-15

Financial Statements for 2900 Van Ness Associates
   [Consulate] as of December 31, 1998                                F-16

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1999, and unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1999, and the year ended December 31, 1998, are based on the historical financial statements of the Company and the Operating Partnership.

The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1999, is presented as if the Consulate, Countryside, and Somerset acquisitions had occurred by June 30, 1999. The unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1999, and the year ended December 31, 1998, are presented as if the acquisitions had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company's Forms 10-Q and 10-K.

Preparation of the unaudited pro forma financial information was based on assumptions considered appropriate by the Company's management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the acquisitions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of the transaction have been made.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1999
                          (UNAUDITED) (IN THOUSANDS)


ASSETS                                                                         Historical   Consulate  (A)  Countryside  (A)
                                                                               ----------   ---------       -----------
Rental property, net                                                           $1,015,265    $  32,700       $    44,800
Rental property under construction                                                169,647
Cash and cash equivalents                                                           5,005
Security deposits                                                                   2,162
Escrow funds                                                                        6,979
Investment in and advances to Property Service Businesses                          34,061
Investment in joint ventures                                                       18,799
Deferred charges, net                                                              17,742
Other assets                                                                       15,254
                                                                                ---------       ------            ------
Total                                                                          $1,284,914    $  32,700       $    44,800
                                                                                =========       ======            ======

LIABILITIES AND EQUITY

Liabilities
    Mortgage loans                                                             $  710,503    $  12,800       $    28,000
    Lines of credit                                                                52,000       19,400             9,600
    Construction loans                                                            101,003
    Accounts payable and accrued expenses                                          25,797          500             1,200
    Deferred Gain                                                                   5,091
    Security deposits                                                               2,162
                                                                                ---------       ------            ------
          Total Liabilities                                                       896,556       32,700            38,800

Minority Interest                                                                 110,356                          6,000

Shareholders' equity:
    Preferred Stock
         Series A Cumulative Convertible Redeemable Preferred Stock                71,500
         Series C Cumulative Redeemable Preferred Stock                            50,000
    Common Stock                                                                      195
    Additional paid-in capital                                                    165,807
    Retained deficit                                                               (9,500)
                                                                                ---------       ------            ------
        Total shareholders' equity                                                278,002            -                 -
                                                                                ---------       ------            ------
Total Liabilities and Shareholders' equity                                     $1,284,914    $  32,700       $    44,800
                                                                                =========       ======            ======

                                                                                                      Other
ASSETS                                                                          Somerset  (A)      Adjustments    Pro-forma
                                                                                --------           -----------    ---------
Rental property, net                                                            $  57,600           $      -     $1,150,365
Rental property under construction                                                                                  169,647
Cash and cash equivalents                                                                                             5,005
Security deposits                                                                                                     2,162
Escrow funds                                                                                                          6,979
Investment in and advances to Property Service Businesses                                                            34,061
Investment in joint ventures                                                                                         18,799
Deferred charges, net                                                                                                17,742
Other assets                                                                                                         15,254
                                                                                   ------             ------      ---------
Total                                                                           $  57,600           $      -     $1,420,014
                                                                                   ======             ======      =========

LIABILITIES AND EQUITY

Liabilities
    Mortgage loans                                                              $  33,200           $      -     $  784,503
    Lines of credit                                                                 9,300                            90,300
    Construction loans                                                                                              101,003
    Accounts payable and accrued expenses                                           1,200                            28,697
    Deferred Gain                                                                                                     5,091
    Security deposits                                                                                                 2,162
                                                                                   ------             ------      ---------
          Total Liabilities                                                        43,700                  -      1,011,756

Minority Interest                                                                  13,900             27,661 (E)    157,917

Shareholders' equity:
    Preferred Stock
         Series A Cumulative Convertible Redeemable Preferred Stock                                                  71,500
         Series C Cumulative Redeemable Preferred Stock                                                              50,000
    Common Stock                                                                                                        195
    Additional paid-in capital                                                                       (27,661) (E)   138,146
    Retained deficit                                                                                                 (9,500)
                                                                                   ------             ------      ---------
        Total shareholders' equity                                                      -            (27,661)       250,341
                                                                                   ------             ------      ---------
Total Liabilities and Shareholders' equity                                      $  57,600           $      -     $1,420,014
                                                                                   ======             ======      =========


        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1999
             (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                         Other
                                                     Historical   Consulate  Countryside  Somerset    Adjustments    Pro-forma
                                                     ----------   ---------  -----------  --------    -----------    ---------
Rental Properties:
     Revenues                                        $ 139,555     $ 1,870     $ 3,989    $ 5,075       $     -      $ 150,489

     Expenses
             Operating Costs                           (43,430)       (504)     (1,113)    (1,682)          497  (A)   (46,232)
             Real estate taxes                         (10,728)       (153)       (726)      (431)                     (12,038)
             Depreciation and amortization             (15,941)                                          (1,689) (B)   (17,630)
                                                     ---------     -------     -------    -------       -------      ---------
                          Total expenses               (70,099)       (657)     (1,839)    (2,113)       (1,192)       (75,900)
                                                     ---------     -------     -------    -------       -------      ---------
Equity in income of joint ventures                         151                                                             151
Equity in income of Property Service Businesses          1,128                                                           1,128

Corporate general and administrative expenses           (4,629)                                                         (4,629)
Interest income                                            276                                                             276
Interest expense                                       (26,619)                                          (3,886) (C)   (30,505)
                                                     ---------     -------     -------    -------       -------      ---------

Income before gain on sale
    and extraordinary item                              39,763       1,213       2,150      2,962        (5,078)        41,010

Gain on sale of property                                 1,851                                                           1,851

                                                     ---------     -------     -------    -------       -------      ---------

Income before extraordinary item                        41,614       1,213       2,150      2,962        (5,078)        42,861

Extraordinary item - loss on extinguishment of debt       (359)                                                           (359)
                                                     ---------     -------     -------    -------       -------      ---------

Net Income of the Operating Partnership                 41,255       1,213       2,150      2,962        (5,078)        42,502

Minority Interest                                      (15,537)       (457) (D)   (810) (D)(1,116) (D)    1,480 (E)    (16,440)
                                                     ---------     -------     -------    -------       -------      ---------

Net Income                                              25,718         756       1,340      1,846        (3,598)        26,062

Less:  Income attributable to preferred shares          (4,755)                                                         (4,755)
                                                     ---------                                                       ---------

Net Income attributable to common shares             $  20,963                                                       $  21,307
                                                     =========                                                       =========
Net income per common share - basic                  $    1.11                                                       $    1.13
                                                     =========                                                       =========

Net income per common share - diluted                $    1.11                                                   (F) $    1.13
                                                     =========                                                       =========

Weighted average shares outstanding - basic             18,848                                                          18,848
                                                     =========                                                       =========

Weighted average shares outstanding - diluted           19,027                                                          19,027
                                                     =========                                                       =========

        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
             (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                             Other
                                                    Historical    Consulate    Countryside    Somerset    Adjustments     Pro-forma
                                                    ----------    ---------    -----------    --------    -----------     ---------

Rental Properties:
    Revenues                                        $ 250,211     $ 3,535       $ 7,166       $ 9,566     $      -        $ 270,478

    Expenses
              Operating costs                         (84,381)       (961)       (2,143)       (3,357)         971   (A)    (89,871)

              Real estate taxes                       (17,254)       (203)       (1,332)         (899)                      (19,688)

              Depreciation and amortization           (28,958)                                              (3,378)  (B)    (32,336)

                                                    ---------     -------       -------       -------     --------        ---------

                           Total expenses            (130,593)     (1,164)       (3,475)       (4,256)      (2,407)        (141,895)

                                                    ---------     -------       -------       -------     --------        ---------


Equity in income of Property Service Businesses         8,433                                                                 8,433

Corporate general and administrative expenses          (8,947)                                                               (8,947)

Interest income                                         1,257          24            78            94                         1,453
Interest expense                                      (47,334)                                              (7,827)  (C)    (55,161)

                                                    ---------     -------       -------       -------     --------        ---------


Income before gain on sale, loss on unused treasury
    lock, and extraordinary item                       73,027       2,395         3,769         5,404      (10,234)          74,361

Gain on sale of property                               18,150                                                                18,150

Loss on unused treasury lock                           (4,923)                                                               (4,923)

                                                    ---------     -------       -------       -------     --------        ---------


Income before extraordinary item                       86,254       2,395         3,769         5,404      (10,234)          87,588

Extraordinary item - loss on extinguishment of debt   (16,384)                                                              (16,384)

                                                    ---------     -------       -------       -------     --------        ---------


Net Income of the Operating Partnership                69,870       2,395         3,769         5,404      (10,234)          71,204

Minority Interest                                     (28,741)       (985) (D)   (1,550) (D)   (2,223) (D)   3,492 (E)      (30,007)

                                                    ---------     -------       -------       -------     --------        ---------


Net Income                                             41,129       1,410         2,219         3,181       (6,742)          41,197

Less:    Income attributable to preferred shares      (10,722)                                                              (10,722)

                                                    ---------                                                             ---------


Net Income attributable to common shares            $  30,407                                                             $  30,475
                                                    =========                                                             =========
Net income per common share - basic                 $    1.86                                                             $    1.87
                                                    =========                                                             =========

Net income per common share - diluted               $    1.85                                                       (F)   $    1.86
                                                    =========                                                             =========

Weighted average shares outstanding - basic            16,318                                                                16,318
                                                    =========                                                             =========

Weighted average shares outstanding - diluted          16,483                                                                16,483
                                                    =========                                                             =========


        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED FINANCIAL INFORMATION
                         (DOLLAR AMOUNTS IN THOUSANDS)

1.    Basis of Presentation

      The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1999 and unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1999 and the year ended December 31, 1998 are based on the historical financial statements of the Company and the Operating Partnership.

      The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1999 is presented as if the Consulate, Countryside, and Somerset acquisitions had occurred by June 30, 1999. The unaudited Pro Forma Consolidated Statements of Operations for the six months ended ended June 30, 1999 and the year ended December 31, 1998 are presented as if the acquisition had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company's Forms 10-Q and 10-K.

2.    Adjustments to Pro Forma Consolidated Balance Sheet

          (A)   Acquisition of Consulate, Countryside, and Somerset

                                              Consulate  Countryside  Somerset
                                              --------------------------------
          Purchase price of rental property    $32,200     $43,600     $56,400
          Initial capital improvements             500       1,200       1,200
                                              --------------------------------
          Cost basis of rental property        $32,700     $44,800     $57,600
                                              ================================

          Proceeds from line of credit         $19,400      $9,600      $9,300
          Assumption of mortgage loans          12,800      28,000      33,200
          Other                                    500       1,200       1,200
          Value of Units of the Operating
           Partnership issued                        -       6,000      13,900
                                              --------------------------------
                                               $32,700     $44,800     $57,600
                                              ================================

3.    Adjustments to Pro Forma Consolidated Statements of Operations

          (A) Operating expenses have been adjusted to eliminate management fees since the Company's affiliate manages owned properties.

          (B) Depreciation and amortization has been adjusted based on the allocated purchase price of the assets acquired and an estimated useful life of 40 years, as if the purchase occurred on January 1, 1999 for the six months ended June 30, 1999 and January 1, 1998 for the year ended December 31, 1998.

          (C) Represents interest expense for draws on the line of credit (assuming a weighted average interest rate of 6.92% and 6.97% for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively) and interest expense for the assumed mortgage loan related to the acquisition.

          (D) To reflect the minority interest shareholders interest in the Consulate, Countryside, and Somerset acquisitions.

          (E) To adjust the Minority Interest for the issuance of Operating Partnership Units.

          (F) Minority Interest is adjusted in the calculation of diluted earnings per common share to reflect the change in ownership interest after the inclusion of common stock equivalents.

  [KLAYMAN & KORMAN, LLC LETTERHEAD APPEARS HERE]


                   Report of Independent Public Accountants


To Charles E. Smith Residential Realty, Inc.

We have audited the accompanying statement of revenues and certain expenses of Countryside Residential Partners, Ltd. (the "Property") for the year ended December 31, 1998. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Charles E. Smith Residential Realty, Inc. as described in Note 1 and is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Countryside Residential Partners, Ltd. for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


/s/ Klayman & Korman LLC


Chicago, Illinois
February 1, 1999

                    Countryside Residential Partners, Ltd.
                  Statements Of Revenues And Certain Expenses
              For The Six Months Ended June 30, 1999 (Unaudited)
                     And The Year Ended December 31, 1998



                                       Six Months Ended
                                        June 30, 1999            Year Ended
                                         (Unaudited)         December 31, 1998
                                       ----------------      -----------------
Revenues:

  Residential rental income               $   3,810,146       $      6,774,340
  Other income                                  178,572                469,441
                                          -------------       ----------------
     Total Revenues                           3,988,718              7,243,781
                                          -------------       ----------------

Certain Expenses:
  Administrative                                180,323                277,062
  Insurance                                      52,000                103,659
  Management fees                               138,976                297,388
  Operating and maintenance                     257,801                494,066
  Payroll and related costs                     347,593                675,817
  Real estate taxes                             725,576              1,332,399
  Utilities                                     136,178                294,350

                                          -------------       ----------------


     Total Certain Expenses                   1,838,447              3,474,741
                                          -------------       ----------------

Revenues in Excess of Certain Expenses    $   2,150,271       $      3,769,040
                                          =============       ================


       The accompanying notes are an integral part of these statements.

                    Countryside Residential Partners, Ltd.
             Notes to Statements of Revenues and Certain Expenses
          For The Six Months Ended June 30, 1999 (Unaudited) And For
                       The Year Ended December 31, 1998


Organization
------------

The accompanying statements of revenues and certain expenses relate to the operations of Countryside Apartments (the "Property") which is a residential apartment building consisting of 720 units located in the Chicago suburbs. The property was acquired by Charles E. Smith Residential Realty, Inc. (the "Company") on July 1, 1999.

Method of Accounting
--------------------

The accompanying statements were prepared on the accrual basis of accounting. Rental income is recognized when due from tenants.

Presentation
------------

The accompanying statements of revenues and certain expenses do not include all of the expenses of the Property. Expenses not included are interest expense, depreciation, and nonoperating expenses.

Interim Financial Information
-----------------------------

The interim statements of revenues and certain expenses are unaudited but reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the interim periods presented. The adjustments consist of normal recurring accruals.

The statements of revenues and certain expenses for interim periods will not necessarily be indicative of the operating results of the year.

              [LETTERHEAD OF KLAYMAN & KORMAN, LLC APPEARS HERE]

                   Report of Independent Public Accountants

To Charles E. Smith Residential Realty, Inc.

We have audited the accompanying statement of revenues and certain expenses of Somerset Limited Partnership (the "Property") for the year ended December 31, 1998. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Charles E. Smith Residential Realty, Inc. as described in Note 1 and is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Somerset Limited Partnership for the year ended December 31, 1998 in conformity with generally accepted accounting principles.

/s/ Klayman & Korman LLC

Klayman & Korman LLC

Chicago, Illinois
February 3, 1999

                         Somerset Limited Partnership
                  Statement of Revenues and Certain Expenses
              For The Six Months Ended June 30, 1999 (Unaudited)
                     And The Year Ended December 31, 1998

                                             Six Months Ended
                                              June 30, 1999          Year Ended
                                               (Unaudited)       December 31, 1998
                                             ----------------    -----------------
Revenues:
  Residential rental income                      4,892,103            9,137,819
  Other income                                     182,737              522,217
                                             ----------------    -----------------

    Total Revenues                               5,074,840            9,660,036
                                             ----------------    -----------------

Certain Expenses:
  Administrative                                   269,469              483,642
  Insurance                                         67,000              133,279
  Management fees                                  228,434              476,051
  Operating and maintenance                        405,794              821,617
  Payroll and related costs                        436,491              843,091
  Real estate taxes                                431,158              898,846
  Utilities                                        274,045              599,092
                                             ----------------    -----------------

    Total Certain Expenses                       2,112,391            4,255,618
                                             ----------------    -----------------

Revenues in Excess of Certain Expenses       $   2,962,449       $    5,404,418
                                             ================    =================

   The accompanying notes are an integral part of these financial statements

                         Somerset Limited Partnership
             Notes to Statements of Revenues and Certain Expenses
          For The Six Months Ended June 30, 1999 (Unaudited) And For
                       The Year Ended December 31, 1998


Organization
------------

The accompanying statements of revenues and certain expenses relate to the operations of Somerset Apartments (the "Property") which is a residential apartment building consisting of 1,158 units located in the Chicago suburbs. The property was acquired by Charles E. Smith Residential Realty, Inc. (the "Company") on July 1, 1999.

Method of Accounting
--------------------

The accompanying statements were prepared on the accrual basis of accounting. Rental income is recognized when due from tenants.

Presentation
------------

The accompanying statements of revenues and certain expenses do not include all of the expenses of the Property. Expenses not included are interest expense, depreciation, and nonoperating expenses.

Interim Financial Information
-----------------------------

The interim statements of revenues and certain expenses are unaudited but reflect all adjustments which are, in the opinion of management, necessary to a fair presentation of the interim periods presented. The adjustments consist of normal recurring accruals.

The statements of revenues and certain expenses for interim periods will not necessarily be indicative of the operating results of the year.

                                 The Consulate
                  Statement of Revenues and Certain Expenses
              For the Six Months Ended June 30, 1999 (Unaudited)

Revenues:
   Residential rental income                                $ 1,755,690
   Other income                                                 114,718
                                                            -----------

      Total Revenues                                          1,870,408
                                                            -----------

Certain Expenses:
   Administrative                                                46,849
   Insurance                                                     13,806
   Management fees                                              129,956
   Operating and maintenance                                    141,127
   Payroll and related costs                                     97,118
   Real estate taxes                                            152,502
   Utilities                                                     76,012
                                                            -----------

      Total Certain Expenses                                    657,370
                                                            -----------

Revenues in Excess of Certain Expenses                      $ 1,213,038
                                                            ===========

                                 The Consulate
             Notes to Statements of Revenues and Certain Expenses
              For the Six Months Ended June 30, 1999 (Unaudited)

1. Basis of Presentation
   ---------------------

  The accompanying statements of revenues and certain expenses relate to the operations of The Consulate (the "Property") which is a residential apartment building containing 269 residential units in Washington, D.C. The Property was acquired by Charles E. Smith Residential Realty, Inc. (the "Company") on July 15, 1999.

  Significant Accounting Policies
  -------------------------------

  The accompanying statements were prepared on the accrual basis of accounting. Rental income is recognized when due from tenants.

  Interim Financial Information
  -----------------------------

  The interim statement of revenues and certain expenses is unaudited but reflects all adjustments which are, in the opinion of management, necessary to a fair presentation of the interim period presented. The adjustments consist of normal recurring accruals.

  The statements of revenues and certain expenses for interim periods will not necessarily be indicative of the operating results of the fiscal year.

                        Report of Independent Auditors


To the Partners
2900 Van Ness Associates

We have audited the accompanying balance sheet of 2900 Van Ness Associates, a limited partnership, as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 2900 Van Ness Associates at December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

May 25, 1999

                           2900 Van Ness Associates

                                 Balance Sheet

                               December 31, 1998


ASSETS
Real estate
  Land                                                 $   2,009,850
  Buildings and improvements                              20,000,543
  Furniture, fixtures and equipment                        1,007,436
                                                       -------------
                                                          23,017,829
  Less accumulated depreciation                            4,951,172
                                                       -------------
                                                          18,066,657


Cash and cash equivalents                                    987,365
Receivables from tenants, net of allowance                    17,486
Tenant security deposits                                      80,531
Escrow deposits                                              156,346
Prepaid expenses                                               2,715
Deferred costs, net                                          156,153
                                                       -------------
Total assets                                           $  19,467,253
                                                       =============


LIABILITIES AND PARTNERS' CAPITAL
Mortgage note payable                                  $  12,892,665
Tenant security deposits                                      70,649
Accounts payable and accrued expenses                         68,340
Accounts payable - affiliates                                  6,082
Accrued real estate taxes                                     57,528
Unearned rent                                                 67,282
Other liabilities                                             40,700
                                                       -------------
                                                          13,203,246

Partners' capital                                          6,264,007
                                                       -------------
Total liabilities and partners' capital                $  19,467,253
                                                       =============
See accompanying notes.

                           2900 Van Ness Associates

                            Statement of Operations

                         Year ended December 31, 1998


REVENUES
Rental income                                     $  3,435,824
Interest income                                         24,016
Other income                                            98,702
                                                  ------------
                                                     3,558,542

EXPENSES
Payroll and related expenses                           278,802
Utilities                                               83,639
Repairs and maintenance                                162,946
Advertising                                             52,826
Real estate and personal property taxes                202,550
Insurance                                               43,287
General and administrative                             131,392
Management fee                                         208,303
Interest                                             1,030,986
Depreciation                                           534,077
                                                  ------------
                                                     2,728,808
                                                  ------------

Net income                                        $    829,734
                                                  ============

See accompanying notes.

                           2900 Van Ness Associates

                        Statement of Partners' Capital

                         Year ended December 31, 1998



Partners' capital at January 1, 1998                        $  5,434,273
Net income                                                       829,734
                                                            ------------
Partners' capital at December 31, 1998                      $  6,264,007
                                                            ============

See accompanying notes.

                           2900 Van Ness Associates

                            Statement of Cash Flows

                         Year ended December 31, 1998

CASH FLOW FROM OPERATING ACTIVITIES
Revenue
     Rental income                                               $    3,480,468
     Interest                                                            24,016
     Other                                                               98,702
                                                                 --------------
                                                                      3,603,186

Expenses
     Payroll and related expenses                                      (278,802)
     Utilities                                                          (83,639)
     Repairs and maintenance                                           (148,432)
     Advertising                                                        (52,826)
     Real estate and personal property taxes                           (192,966)
     Insurance                                                          (14,734)
     General and administrative                                        (131,392)
     Management fee                                                    (208,303)
     Interest                                                          (961,590)
                                                                 --------------
                                                                     (2,072,684)
                                                                 --------------
Net cash provided by operating activities                             1,530,502

CASH FLOW FROM INVESTING ACTIVITIES
Tenant security deposits (asset)                                         (6,428)
Net change in escrow deposits                                            41,207
Real estate additions                                                  (890,663)
                                                                 --------------
Net cash used in investing activities                                  (855,884)

CASH FLOW FROM FINANCING ACTIVITIES
Tenant security deposits (liability)                                                            734
Mortgage principal payments                                                                (266,286)
Sundry                                                                                          173
                                                                                     --------------
Net cash used in financing activities                                                      (265,379)
                                                                                     --------------
Net increase in cash and cash equivalents                                                   409,239

Cash and cash equivalents at beginning of year                                              578,126
                                                                                     --------------
Cash and cash equivalents at end of year                                             $      987,365
                                                                                     ==============

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net income                                                                           $      829,734
Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation                                                                           534,077
     Amortization of deferred costs                                                          69,396
     Changes in operating assets and liabilities:
          Receivable from tenants                                                           (17,486)
          Prepaid expenses                                                                   28,553
          Accounts payable and accrued expenses                                              14,514
          Accrued real estate taxes                                                           9,584
          Unearned rent                                                                      62,130
                                                                                     --------------
Net cash provided by operating activities                                            $    1,530,502
                                                                                     ==============

See accompanying notes.

                           2900 Van Ness Associates

                         Notes to Financial Statements

                               December 31, 1998

NOTE 1 - ORGANIZATION

2900 Van Ness Associates (the "Partnership") was formed as a limited partnership under the laws of the District of Columbia on April 15, 1976, for the purpose of operating a 269 unit apartment community (the "Property"). The Property is located in Washington, D.C. and is currently operating under the name of The Consulate.

The Partnership is owned 1% by the general partners and 99% by the limited partners. Allocations of cash distributions and net income and losses are made in accordance with the Partnership Agreement.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Partnership's significant accounting policies are as follows:

Real estate is recorded on the basis of cost. Depreciation is computed generally by the straight-line method over the estimated useful lives of the related assets.

Cash and cash equivalents include all cash balances, bank overdrafts, and highly liquid short-term investments, if any, with a maturity of three months or less when purchased.

Deferred costs consist primarily of financing fees which are amortized by the straight-line method over the related term of the note.

The Partnership is not subject to federal income taxes. Instead, each partner reports his distributive share of the Partnership's profits or losses on his personal income tax return.

Preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Year 2000 Readiness (unaudited) - The Partnership's general partner and its affiliated property management agent are currently implementing changes to their accounting software to accommodate year 2000 issues. The general partner expects its computer systems to be year 2000 compliant no later than the third quarter of 1999.

NOTE 3 - MORTGAGE NOTE PAYABLE

The mortgage note payable is due in monthly installments of $102,323, including interest at 7.38%, through April 1, 2001. The monthly payment is based on a 25 year amortization with a final payment due of $12,243,940. The mortgage may be prepaid with the payment of a fee as outlined in the note agreement.

Principal payments as of December 31, 1998 are due as follows:

     1999                          $   261,907
     2000                              306,585
     2001                           12,324,173

NOTE 4 - OTHER LIABILITIES

Pursuant to the Partnership Agreement, a defaulting Investor Limited Partner is not entitled to receive distributions of cash flow unless and until such time as the default is cured. As of December 31, 1998, the Partnership has recorded a net liability of $40,700 for distributions payable to defaulting Investor Limited Partners.

NOTE 5 - RELATED PARTY TRANSACTIONS

AIMCO Properties, L.P., the managing agent through November 16, 1998, is an indirectly owned subsidiary of Apartment Investment and Management Company ("AIMCO"), an affiliate of the general partner of the Partnership. Personnel working at the project are employees of affiliates of AIMCO. The Partnership reimburses the affiliates for the actual salaries and related benefits, as reflected in the accompanying financial statements. Smith Realty Company (not affiliated with AIMCO) was engaged as the managing agent for the period November 17, 1998 to December 31, 1998 and received a management fee equal to 3.50% of gross rental collections. Following are the related party transactions for the described services provided to the project:

                                                  Amount
                                             ----------------
General partner and/or its affiliates:
     Management fee                          $        197,172

NOTE 6 - CONTINGENCY

In July 1998, certain limited partners in eleven limited partnerships owning multi-family properties, including the Partnership, initiated a lawsuit against the general partners and certain of their affiliates, including AIMCO alleging breach of the partnership agreements, breach of fiduciary duty, breach of duty of good faith and fair dealing and diversion of a corporate opportunity. The complaints also seek dissolution of the partnerships and sale of the properties. The general partners believe that these lawsuits are without merit and are defending them vigorously. Pursuant to the partnership agreements, the general partners and their affiliates will be indemnified by the relevant Partnership upon conclusion of each lawsuit for expenses sustained by the general partners and their affiliates in connection with the pending lawsuits, provided that the general partners and their affiliates have not been negligent and have not committed acts of misconduct.

NOTE 7 - SUBSEQUENT EVENT - SALE OF PROPERTY (UNAUDITED)

On July 15, 1999, the Partnership sold substantially all of its assets, including its real estate and the related mortgage note payable, to Charles E. Smith Residential Realty, Inc. for approximately $30.75 million.